Exhibit 99.1

Frontier Communications

3 High Ridge Park

Stamford, CT 06905

203.614.5600

www.frontier.com

Frontier Communications to Release Fourth-Quarter 2014 Results and Host Call

STAMFORD, Conn., December 24, 2014 -- Frontier Communications Corporation (NASDAQ: FTR) plans to release fourth-quarter 2014 results on Thursday, February 19, 2015 after the market closes, and to host a conference call that day at 5:00 P.M. Eastern Time.  The conference call will be webcast and may be accessed in the Webcasts & Presentations section of Frontier’s Investor Relations website at www.frontier.com/ir.

A telephonic replay of the conference call will be available beginning at 8:30 P.M. Eastern Time, Thursday, February 19, 2015,  through Tuesday, February 24, 2015 at 8:30  P.M. Eastern Time at 888-203-1112 for callers dialing from the U.S. or Canada, or at 719-457-0820 for those dialing from outside the U.S. or Canada.  Use the passcode 8119723 to access the replay.  A webcast replay of the call will be available at www.frontier.com/ir.

INVESTOR CONTACT:	MEDIA CONTACT:
Luke Szymczak	Brigid Smith
Vice President, Investor Relations	AVP, Corp. Comm.
(203) 614-5044	(203) 614-5042
luke.szymczak@ftr.com	brigid.smith@ftr.com

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